Exhibit 10.49

TELOS CORPORATION
SENIOR OFFICER INCENTIVE PROGRAM
(Adopted as Revised March 29, 2018)

Section 1. Purpose
The purpose of the Telos Corporation Senior Officer Incentive Program (the "Plan") is to attract and retain key employees of Telos Corporation ("Company") and to motivate those employees to put forth maximum efforts for both the short-term and the long-term success of the Company and to drive achievement of the Company's long-term growth and profitability objectives.
Section 2. Definitions
The following definitions are applicable to the Plan:
(a)	"Award" means the grant to a Participant of a Bonus opportunity under the Plan.
(b)  "Board" means Board of Directors of the Company.
(c)  "Bonus" means either an MBO Bonus or a Strategic Growth Bonus, as applicable, made pursuant to the Plan with respect to a particular Performance Period.
(d)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
(e)  "Committee" shall mean the Management Development and Compensation Committee of the Board or such other committee of the Board as the Board shall from time to time appoint to administer the Plan.
(f)  "Company" means Telos Corporation, a Maryland corporation, as well as its subsidiaries and affiliates.
(g)  "Designated Beneficiary" shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive payments due the Participant in the event of the Participant's death, or in the absence of an effective designation by the Participant, the Participant's surviving spouse, or, if there is no surviving spouse, the Participant's estate.
(h)  "Employee" shall mean a regular full-time salaried employee of the Company, and determined by the Committee to be eligible for one or more Awards under this Plan in accordance with Section 4(a), below.
(i) "Fiscal Year" shall mean the fiscal year of the Company.
(j) "MBO Bonus" means the cash payment(s) based on management business objectives determined under Section 6 and paid pursuant to Section 7(a), below.
(k)  "Participant" shall mean an Employee who is selected by the Committee to participate in the Plan pursuant to Section 4.

(l) "Performance Goals" shall mean the performance objective or objectives relating to, in whole or in part, individual performance and/or the performance of the Company or any group, division, or operating unit of the Company during a Performance Period, as established by the Committee in writing, in accordance with Section 5.
(m)  "Performance Period" shall mean with respect to each Award the period for which the performance is calculated. For purposes of the MBO Bonus opportunity, the Performance Period shall be a Fiscal Year. For purposes of the Strategic Growth Bonus opportunity, the Performance Period shall be a period of three Fiscal Years. The initial Performance Period for the MBO Bonus shall be the 2016 Fiscal Year and the initial Performance Period for the Strategic Growth Bonus shall commence with the 2016 Fiscal Year.
(n)  "Strategic Growth Bonus" means the cash payment determined under Section 6 and paid pursuant to Section 7(b), below.
Section 3. Administration
(a) The Committee shall have such powers as may be necessary to discharge its duties hereunder. The Committee shall be responsible for the general administration and interpretation of this Plan and for carrying out its provisions, including the authority to construe and interpret the terms of this Plan, determine the amount and time of payment of any Bonuses, prescribe forms and procedures for purposes of Plan participation and distribution of Bonuses and adopt rules, regulations and to take such actions as it deems necessary or desirable for the proper administration of this Plan. The Committee may delegate its administrative tasks to Company employees or others as appropriate for proper administration of this Plan.
(b) Any rule or decision by the Committee or its delegate(s) that is not inconsistent with the provisions of this Plan shall be conclusive and binding on all persons, and shall be given the maximum deference permitted by law.
Section 4. Participation
(a) Participation in the Plan shall be limited to the Employees who the Committee has determined have a significant influence on the corporate performance of the Company. An Employee may be eligible for an MBO Bonus, a Strategic Growth Bonus, or both. The selection of Employees who are eligible for an MBO Bonus, a Strategic Growth Bonus, or both shall be made by the Committee prior to or as soon as administratively practicable following the beginning of the applicable Performance Period and shall thereafter be promptly communicated to the Participants.

(b) At any time during a Performance Period the Committee may designate new Participants or remove Employees from participation for that Performance Period, in its sole discretion. An Employee's participation in the Plan in any prior year or years shall not give the Employee the right to be a Participant in any subsequent year.

Section 5. Performance Goals
The Committee shall establish Performance Goals with respect to the applicable Bonus opportunity for each Performance Period on the basis of such criteria, and to accomplish such objectives, as the Committee may from time to time determine. The Committee, in its discretion, may also establish a schedule or schedules for the Performance Period setting forth the percentage or portion of the applicable Awards that will be earned or forfeited based on the percentages of the Performance Goals for the period that are actually achieved or exceeded. The Performance Goals with respect to each Bonus opportunity shall be established in writing by the Committee prior to or as soon as administratively practicable after the commencement of the applicable Performance Period. During the Performance Period and until such time thereafter as the Bonus payment is either made or is commenced in accordance with Section 7, the Committee shall have the authority to adjust upward or downward the Performance Goals or the measure or measures of performance in such manner as it deems appropriate to reflect unusual, extraordinary or nonrecurring events, changes in applicable accounting rules or principles or in the Company's methods of accounting, changes in applicable tax law or regulations, changes in Fiscal Year or such other factors as the Committee may determine, including authority to determine that all or any portion of any Award has either been earned or, alternatively, has not been earned (regardless of achievement or failure to achieve the originally established Performance Goals).
Section 6. Determination of Amount of Bonus
(a) Calculation. For each Performance Period, the Committee shall determine (i) the extent to which the Performance Goals applicable to the Award made to each Participant for the applicable Performance Period are achieved or exceeded, and (ii) the amount of the total Bonus earned by each Participant for the applicable Performance Period. Notwithstanding, the foregoing, however, the Committee may, in its discretion and subject to the provision of Section 7(a), pay the MBO Bonus during the Performance Period based upon an assessment by the Committee of the Participant's progress during the Performance Period toward achieving the Performance Goals for that Performance Period.
(b) Limitations on Right to Receive Payment. Each Bonus under this Plan shall be paid solely from general assets of the Company. This Plan is unfunded and unsecured; nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant's claim of any right to payment of a Bonus other than as an unsecured general creditor with respect to any payment to which he or she may be entitled. Notwithstanding anything to the contrary in this document, payments of any MBO Bonus and any Strategic Growth Bonus are subject to sufficient liquidity and cash availability in the Company.

Section 7. Payment of Bonuses.
(a) Timing of Payment of MBO Bonus. Subject to the provisions of Section 9, below, the Committee shall establish the terms of payment with respect to the applicable MBO Bonus opportunity for each Performance Period in its discretion, in order to accomplish the objectives of the Plan. Such terms may include the payment of a portion of the bonus that is earned (or deemed earned pursuant to Section 8 below) and payable with respect to a Performance Period, as an Initial Payment, in a single sum cash payment during or shortly after the Performance Period (but as to such payments in no event later than two and one-half months after the end of the calendar year in which the Performance Period ends) and the deferral of the payment of the remainder of the bonus (Deferred Payments) until one or more later dates (Deferred Payment Dates), to be paid in installments on the last day of one or more calendar quarters following the end of the Performance Period, all on such terms, proportions and schedule as the Committee may deem appropriate. The terms, proportion and schedule of payment with respect to each Bonus opportunity in any Performance Period shall be established in writing by the Committee prior to or as soon as administratively practicable after the commencement of the applicable Performance Period. Company shall pay the MBO Bonus amounts to the Participant in accordance with the terms, proportions and schedule as established by the Committee and otherwise subject to the terms of this Plan.
(b) Timing of Payment of Strategic Growth Bonus. Subject to the provisions of Section 9, below, as soon as is administratively practicable following the determination of the amount of each Participant's Strategic Growth Bonus under Section 6 for a Performance Period, but in no event later than two and one-half months after the end of the calendar year in which the Performance Period ends, the Company shall pay to each Participant or his Designated Beneficiary, if applicable, in a single-sum cash payment the full amount of the Participant's Strategic Growth Bonus determined under Section 6.

Section 8.   Termination of Employment and Forfeitures
Subject to the provisions of Section 9:
(a) Awards that are granted but not earned by a Participant with respect to the applicable Performance Period shall be forfeited.
(b) Except as otherwise provided in this Section 8, the payment of a Bonus, if any (as determined by the Committee), with respect to a specific Performance Period requires that the Participant be an active employee on the Company's payroll (i) on the payment date (including any deferred payment date established by the Committee under Section 7(a)) in the case of an MBO Bonus, or (ii) the last day of each Performance Period in the case of a Strategic Growth Bonus.
(c) With respect to the Strategic Growth Bonus, if a Participant dies or ceases to be an Employee by reason of extended disability (such as entitles the Participant to long-term disability payments under the applicable long-term disability plan of the Company), there shall be forfeited as of the cessation of employment a portion of the Strategic Growth Bonus Award equal to the value of the Strategic Growth Bonus Award initially granted to the Participant for that Performance Period multiplied by a fraction, (i) the numerator of which shall be the number of full calendar months from the date of the Participant's cessation of employment to the end of the Performance Period, and (ii) the denominator of which shall be the number of months representing the entire Performance Period; provided, that the Committee is authorized to declare (before or as soon as practicable after such cessation of employment) that a lesser percentage of the Strategic Growth Bonus Award shall be forfeited as of the date of such cessation of employment. With respect to the portion of the Strategic Growth Bonus Award that is not so forfeited as of the date of such cessation of employment, the Performance Period shall continue and the remaining percentage of the Strategic Growth Bonus Award that is earned or forfeited shall be determined based upon the extent to which the applicable Performance Goals for such Performance Period have been achieved or exceeded. Payment of a Strategic Growth Bonus Award that has been earned and not forfeited shall be made in accordance with Section 7.

(d) With respect to the MBO Bonus, if the Participant's active employment with the Company is terminated for any reason, other than death or disability, prior to the payment of any Deferred Payments on any of the Deferred Payment Dates as established by the Committee as specified in Section 7(a), above, the Participant's right to further payment of any then unpaid portion of the MBO Bonus shall be forfeited in its entirety.
(e) With respect to the MBO Bonus, if the Participant's active employment with the Company is terminated by reason of death or disability after the end of the applicable Performance Period, but prior to full payment of any Deferred Payments as established by the Committee as specified in Section 7(a), above, the entire remaining earned and unpaid deferred portion of the Participant's MBO Bonus shall be immediately paid to the Participant or his or her Designated Beneficiary, if applicable, in a single-sum cash payment. If the Participant's active employment with the Company is terminated by reason of death or disability prior to the end of the applicable Performance Period, the Participant shall have no right to payment of an MBO Bonus for that Performance Period; provided, however, the Committee may determine, in its discretion and in view of all relevant circumstances, to pay all or a portion of the MBO Bonus that otherwise might have been earned and paid had the Participant's employment not been terminated by reason of death or disability prior to the end of the Performance Period.
Section 9. Mergers, Sales and Change in Control
(a) In the case of a Change in Control of the Company, all Performance Periods shall be deemed to have ended as of the end of the most recent quarterly accounting period prior to the date of the Change in Control of the Company, all Performance Goals necessary to earn the maximum Bonus for each Performance Period shall be deemed to have been achieved, and the full maximum Bonus shall be paid (without regard to Section 7(a)) to the Participant or his Designated Beneficiary, if applicable, in a single-sum payment on the date of the Change in Control of the Company.
(b) "Change in Control of the Company" means an occasion upon which (i) any one person, or more than one person acting as a group (as defined in Treasury Regulation Section 1.409A-3(i)(5)(v)(B)), other than a member of the Board or fiduciary holding securities under an employee benefit plan of the Company or a corporation controlled by the Company, acquires (either directly and/or through becoming the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act)), directly or indirectly, securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities (or has acquired securities representing 50% or more of the combined voting power of the Company's then outstanding securities during the 12-month period ending on the date of the most recent acquisition of Company securities by such person); (ii) during any period of twelve (12) consecutive months, a majority of the members of the Board of Directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of the appointment or election; or (iii) any one person, or more than one person acting as a group (as defined in Treasury Regulation Section 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or person) all, or substantially all, of the Company's assets.

Section 10.               Miscellaneous Provisions
(a) The rights or interest of a Participant or Designated Beneficiary under the Plan may not be assigned, encumbered or transferred until such time as payment is made in accordance with Section 7, except to the extent rights may pass upon the death of the Participant to a Designated Beneficiary pursuant to the terms of this Plan.
(b) No Employee or other person shall have any claim or right to be granted an Award under the Plan. Neither the Plan nor any action taken under the Plan shall be construed as giving any Employee or other person any right to be retained in the employ of the Company.
(c) Awards granted or earned under the Plan shall not be deemed compensation in determining the amount of any entitlement under any retirement or other employee benefit plan of the Company.
(d) The Committee may adopt and apply rules that will ensure that the Company will be able to comply with applicable provisions of any Federal, state or local law relating to the withholding of tax, including but not limited to the amount, if any, includable in income of a Participant after the expiration of the Performance Period.
(e) The Plan shall be construed in accordance with and governed by the laws of the State of Maryland.
(f) The Section headings contained in this Plan are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation of this Plan or any of its terms and conditions.
(g) It is intended that the payments under the Plan qualify as short-term deferrals exempt from the requirements of Code Section 409A and the Plan shall be interpreted accordingly. To the extent that any Bonus under the Plan is subject to Code Section 409A, the terms and administration of such Bonus shall comply with the provisions of Section 409A, applicable IRS guidance and good faith reasonable interpretations thereof, and, to the extent necessary to achieve compliance, shall be modified, replaced, or terminated at the discretion of the Committee.
Section 11.   Amendment or Termination
The Committee may amend, suspend or terminate the Plan at any time and in such manner and to such extent as it deems advisable. No amendment, suspension or termination shall impair any right theretofore granted to any Participant, without the consent of the Participant. Notwithstanding the foregoing, the Plan may be amended at any time, including retroactively, to conform the Plan to the provisions and requirements of Section 409A of the Code and the regulations and guidance thereunder, and no such amendment shall be considered prejudicial to any interest of any Participant hereunder.

Section 12.   Effective Date
This Plan is effective as of the date it is adopted by the Committee.
Section 13. Indemnification of Committee
In addition to such other rights of indemnification as they may have as members of the Board or as members of the Committee, each member of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which he or she may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Awards granted thereunder, and against all amounts paid by him or her in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, or paid by him in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in his duties; provided that within 60 days after the institution of such action, suit or proceeding, the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.